UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2018

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund”) – Class J Shares – posted a positive return of 7.67% for the six months ended November 30, 2017, compared to a positive return of 12.60% for the Russell 2500 Total Return Index (the “Index”). Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
In the face of generally positive economic news and growing corporate earnings, market participants bid up stock prices during the six month period ended November 30, 2017, resulting in a positive market return. The U.S. continued to enjoy relatively low unemployment and inflation, and the Federal Reserve remained cautious, raising rates slowly over time. Internationally, economic indicators generally improved, with real GDP expected to increase in Brazil, Russia, India, and China in 2018.

In the equity markets, near-term valuations have arguably been supported by growing corporate earnings and the recent corporate tax cut, in conjunction with a relatively positive outlook for GDP growth.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund. The Fund seeks to hold high-quality businesses at reasonable prices and we believe that attention to valuation may provide a measure of downside protection and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
For the six months ended November 30, 2017, the Fund’s performance relative to the Index was aided by an underweight in the Real Estate and Energy sectors and an overweight in the Industrial sector. Specific companies within the Financial and Information Technology sectors also boosted performance.

Relative to the Index, the Fund’s overweight in the Consumer Staples sector and underweight in Financials hurt performance. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Consumer Discretionary, Health Care, Consumer Staples, and Materials sectors. As of November 30, 2017, the Fund held 58 companies.

The top contributor to Fund performance for the six months ended November 30, 2017, was VF Corporation (“VF Corp”), a designer, manufacturer, and retailer of apparel, footwear and accessories, including well-known brands The North Face, Timberland, and Vans. During the period, VF Corp reported earnings greater than investor expectations, and announced two acquisitions that were received positively by investors. VF Corp was selected for the Fund because of its compelling valuation at the time of purchase. Other notable companies that contributed positively to portfolio performance were Teradata Corporation, Amphenol Corporation, Hillenbrand, Inc. and Cigna Corporation.

The largest negative contributor to Fund performance for the six months ended November 30, 2017, was Endo International (“Endo”), a pharmaceutical company. Endo’s stock price fell under pressure from investor concerns over the expiration of drug exclusivity agreements, drug pricing headwinds, and the company’s exposure to regulation and lawsuits over the manufacture and sale of opiate pain-relief products. Endo was selected for the Fund due to its attractive valuation at the time of purchase. Other notable companies that weighed down relative performance were Bed Bath & Beyond Inc., Pitney Bowes, Inc., Campbell Soup Company, and Omnicom Group, Inc.

The Jensen Outlook
Overall, our outlook remains cautiously optimistic, buoyed by a relatively healthy U.S. economy, expectations for acceleration in U.S. corporate earnings growth, and the possible boost to the economy from corporate tax reform. Given the ongoing market rally and low stock market volatility, it is important to remember that most stock market indices are near all-time highs. In such cases, even relatively minor shocks can lead to sudden increases in volatility.

Some concerns still remain, including inflation, rising interest rates, potential geopolitical turmoil, U.S. policy uncertainty, and asset valuations. Overall, we expect relatively low unemployment and stable economic conditions in 2018, which should lead to another modest gain in GDP growth throughout the year. The Federal Reserve has thus far shown a willingness to increase interest rates slowly; consequently, we believe interest rates will remain at relatively low levels, albeit likely higher than last year.

At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results, and we attempt to use short-term volatility as an opportunity to take advantage of pricing disconnects in the stocks of these companies. We believe companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow can chart their own paths and have the potential to outperform lower-quality businesses over time.

Investment Process Update
Since the Jensen Quality Value strategy’s origination in 2007, we have worked to continually improve the investment process, and we have made several enhancements over time, with the goal of improving returns and reducing volatility. Most recently, we added a fundamental research overlay to the investment process, effective January 2017.

Semi-Annual Report	Jensen Quality Value Fund	1

Since 1988, Jensen Investment Management has selected investments using fundamental research for our Quality Growth strategy, and our analysis indicates that a deeper level of understanding of the portfolio companies that comprise the Fund should help us in our goal of improving the Fund’s investment returns and reducing its volatility.

Further, in January 2017 we changed the Fund’s primary benchmark to the Russell 2500 Total Return Index, which more closely reflects the Fund’s current and historical emphasis on mid-size and smaller companies. Beginning in January, the Fund reduced its positions in many larger-capitalization companies, and sold a handful of investments which we believed fell below our high standards for fundamental business strength. Consequently, the number of holdings has decreased from 74 as of November 30, 2016 to 58 as of November 30, 2017. We currently believe that the number of holdings will range from approximately 50-80 over time, reflecting our desire to make meaningful investments in high-quality businesses.

The Fund will remain focused on valuation – finding high-quality companies at reasonable prices – and we believe additional attention to important company fundamentals is essential in volatile markets, and can provide the opportunity for long-term capital appreciation for our clients.

We invite you to seek additional information about the Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 30, 2017 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.

The Russell 2500 Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The index is unmanaged, and you cannot invest directly in an index.

Gross Domestic Product (GDP): An inflation-adjusted measure that reflects the value of all goods and services produced by an economy or country in a given year, expressed in base-year prices.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Value Fund	Semi-Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended November 30, 2017 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	14.53%	5.73%	13.75%	10.32%
Russell 2500® Total Return Index*	18.68%	10.45%	14.84%	13.25%

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States—based listed equities.

The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended November 30, 2017 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	14.82%	5.90%	13.93%	10.50%
Russell 2500® Total Return Index*	18.68%	10.45%	14.84%	13.25%

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States—based listed equities.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Semi-Annual Report

Investments by Sector as of November 30, 2017
(as a Percentage of Total Investments) (Unaudited)

Semi-Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
November 30, 2017 (Unaudited)

Assets:
Investments, at value (cost $32,643,781)	$36,216,558
Income receivable	58,663
Receivable for capital stock issued	2,300
Receivable from Investment Adviser	1,865
Other Assets	9,497
Total Assets	36,288,883

Liabilities:
Payable for capital stock redeemed	300
Payable for 12b-1 fees - Class J	188
Payable to affiliates	17,148
Accrued expenses and other liabilities	17,393
Total Liabilities	35,029
Net Assets	$36,253,854

Net Assets Consist of:
Capital stock	$31,635,503
Accumulated undistributed net investment income	50,910
Accumulated net realized gain	994,664
Unrealized appreciation on investments	3,572,777
Total Net Assets	$36,253,854

Net Assets Consist of:
Class J Shares:
Net Assets	$2,615,748
Shares of beneficial interest outstanding	200,703
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$13.03
Class I Shares:
Net Assets	$33,638,106
Shares of beneficial interest outstanding	2,593,689
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$12.97

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Semi-Annual Report

Schedule of Investments
November 30, 2017 (Unaudited)

Common Stocks - 95.29%

shares	Aerospace & Defense - 0.70%	value
1,910	Rockwell Collins, Inc.	$252,712

shares	Air Freight & Logistics - 2.05%	value
11,500	Expeditors International of Washington, Inc.	$744,970

shares	Beverages - 0.85%	value
1,710	Boston Beer Company, Inc. - Class A (a)	$307,544

shares	Capital Markets - 1.04%	value
11,200	Federated Investors, Inc. - Class B	$375,872

shares	Chemicals - 5.42%	value
7,890	Eastman Chemical Co.	$728,800
10,800	Koppers Holdings, Inc. (a)	$538,920
7,060	Scotts Miracle-Gro Co. - Class A	$698,234
		$1,965,954

shares	Commercial Services & Supplies - 4.53%	value
8,850	Deluxe Corp.	$629,235
18,820	Herman Miller, Inc.	$672,816
31,770	Pitney Bowes, Inc.	$338,986
		$1,641,037

shares	Containers & Packaging - 4.60%	value
15,260	Crown Holdings, Inc. (a)	$911,480
31,170	Owens-Illinois, Inc. (a)	$754,937
		$1,666,417

shares	Distributors - 1.53%	value
5,950	Genuine Parts Co.	$553,172

shares	Diversified Consumer Services - 1.80%	value
24,870	H&R Block, Inc.	$651,097

shares	Electrical Equipment - 2.06%	value
11,540	Emerson Electric Co.	$748,023

shares	Electronic Equipment, Instruments & Components - 2.89%	value
11,550	Amphenol Corp. - Class A	$1,046,315

shares	Food & Staples Retailing - 0.85%	value
11,890	Kroger Co.	$307,475

shares	Food Products - 5.76%	value
14,300	Campbell Soup Co.	$704,990
12,620	General Mills, Inc.	$713,786
6,020	Hershey Co.	$667,799
		$2,086,575

shares	Health Care Equipment & Supplies - 4.13%	value
7,280	Varian Medical Systems, Inc. (a)	$813,540
5,850	Zimmer Biomet Holdings, Inc.	$685,035
		$1,498,575

shares	Health Care Providers & Services - 4.58%	value
2,825	Cigna Corp.	$598,137
4,870	DaVita, Inc. (a)	$297,362
15,300	HealthSouth Corp.	$764,235
		$1,659,734

shares	Hotels, Restaurants & Leisure - 6.63%	value
10,780	Brinker International, Inc.	$395,949
9,520	Choice Hotels International, Inc.	$747,319
4,420	Cracker Barrel Old Country Store, Inc.	$690,979
22,320	Sonic Corp.	$569,606
		$2,403,853

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Household Products - 3.20%	value
4,460	Clorox Co.	$621,233
4,510	Kimberly-Clark Corp.	$540,118
		$1,161,351

shares	IT Services - 6.22%	value
14,350	CSG Systems International, Inc.	$658,522
20,420	Teradata Corp. (a)	$776,164
41,770	Western Union Co.	$822,451
		$2,257,137

shares	Leisure Products - 2.14%	value
5,350	Hasbro, Inc.	$497,657
2,200	Polaris Industries, Inc.	$279,422
		$777,079

shares	Life Sciences Tools & Services - 2.82%	value
5,180	Waters Corp. (a)	$1,021,341

shares	Machinery - 4.13%	value
7,970	Crane Co.	$680,399
17,970	Hillenbrand, Inc.	$818,533
		$1,498,932

shares	Media - 3.51%	value
11,760	Omnicom Group, Inc.	$840,135
15,270	Viacom, Inc. - Class B	$432,446
		$1,272,581

shares	Multiline Retail - 0.95%	value
5,780	Target Corp.	$346,222

shares	Personal Products - 2.06%	value
11,010	Nu Skin Enterprises, Inc. - Class A	$747,689

shares	Pharmaceuticals - 0.62%	value
30,620	Endo International PLC (a)(b)	$224,751

shares	Professional Services - 1.71%	value
5,030	Dun & Bradstreet Corp.	$619,243

shares	Real Estate Management & Development - 1.27%	value
10,600	CBRE Group, Inc. - Class A (a)	$459,616

shares	Road & Rail - 1.96%	value
6,890	Landstar System, Inc.	$711,048

shares	Semiconductors & Semiconductor Equipment - 2.37%	value
12,100	ON Semiconductor Corp. (a)	$242,968
8,840	Xilinx, Inc.	$614,468
		$857,436

shares	Software - 1.67%	value
6,900	Citrix Systems, Inc. (a)	$604,647

shares	Specialty Retail - 2.77%	value
10,770	Bed Bath & Beyond, Inc.	$241,140
6,030	Best Buy Company, Inc.	$359,448
5,910	Tractor Supply Co.	$403,299
		$1,003,887

shares	Technology Hardware, Storage & Peripherals - 1.82%	value
11,700	NetApp, Inc.	$661,167

shares	Textiles, Apparel & Luxury Goods - 3.44%	value
12,660	Tapestry, Inc.	$527,795
9,870	VF Corp.	$720,116
		$1,247,911

shares	Tobacco - 1.84%	value
29,738	Vector Group Ltd.	$668,808

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Semi-Annual Report

Schedule of Investments continued

shares	Trading Companies & Distributors - 1.37%	value
2,240	WW Grainger, Inc.	$495,734

Total Common Stocks		value
(Cost $30,973,128)		$34,545,905

SHORT-TERM INVESTMENTS - 4.61%
shares		value
1,670,653	Morgan Stanley Institutional Liquidity Funds -
	Treasury Portfolio - Institutional Class - 0.974% (c)	$1,670,653

Total Short-Term Investments		value
(Cost $1,670,653)		$1,670,653

Total Investments		value
(Cost $32,643,781) - 99.90%		$36,216,558
Other Assets in Excess of Liabilities - 0.10%		$37,296
TOTAL NET ASSETS - 100.00%		$36,253,854

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of November 30, 2017.

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	9

Statement of Operations
For the Six Months Ended November 30, 2017 (Unaudited)

Investment Income:
Dividend income	$344,494
Interest income	7,627
Total Income	352,121

Expenses:
Investment advisory fees	121,518
Administration fees	20,820
Federal and state registration fees	14,923
Fund accounting fees	13,529
Legal fees	10,738
Transfer agent fees	10,065
Audit and tax fees	8,512
Reports to shareholders	6,369
Chief Compliance Officer fees	6,039
Custody fees	4,020
Trustees' fees	3,503
12b-1 - Class J	3,195
Shareholder servicing fees - Class I	3,140
Transfer agent expenses	2,125
Other	3,267
Total expenses	231,763
Less waivers and reimbursements by Adviser (Note 4)	(59,216)
Net expenses	172,547

Net Investment Income	179,574

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	192,656
Change in unrealized appreciation on investments	2,238,567
Net realized and unrealized gain on investments	2,431,223

Net Increase in Net Assets Resulting
from Operations	$2,610,797

Statements of Changes in Net Assets

	six months ended
	November 30, 2017	year ended
Operations:	(Unaudited)	May 31, 2017
Net investment income	$179,574	$439,294
Net realized gain on investment
transactions	192,656	2,768,832
Change in unrealized appreciation
on investments	2,238,567	1,049,972
Net increase in net assets resulting
from operations	2,610,797	4,258,098

	six months ended
	November 30, 2017	year ended
Capital Share Transactions:	(Unaudited)	May 31, 2017
Shares Sold - Class J	52,308	579,127
Shares Sold - Class I	1,255,518	1,700,543
Shares issued to holders in reinvestment
of dividends - Class J	7,964	44,564
Shares issued to holders in reinvestment
of dividends - Class I	120,660	421,774
Shares redeemed - Class J	(221,921)	(1,568,494)
Shares redeemed - Class I	(590,815)	(753,675)
Net increase in net assets from
capital share transactions	623,714	423,839

	six months ended
Dividends and Distributions to	November 30, 2017	year ended
Shareholders:	(Unaudited)	May 31, 2017
Net investment income - Class J	(8,004)	(44,717)
Net investment income - Class I	(120,660)	(421,774)
Total dividends and distributions	(128,664)	(466,491)
Increase in Net Assets	3,105,847	4,215,446

	six months ended
	November 30, 2017	year ended
Net Assets:	(Unaudited)	May 31, 2017
Beginning of period	$33,148,007	$28,932,561
End of period	$36,253,854	$33,148,007
Accumulated Undistributed Net
Investment Income	$50,910	$—

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Semi-Annual Report

Financial Highlights
Class J

	six months ended
	November 30, 2017	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of period	$12.14	$10.74	$13.29	$13.99	$12.42	$9.81
Income from investment operations:
Net investment income(1)	0.06	0.15	0.12	0.11	0.08	0.14
Net realized and unrealized gain (loss) on investments	0.87	1.40	(0.89)	1.05	2.54	2.73
Total from investment operations	0.93	1.55	(0.77)	1.16	2.62	2.87
Less distributions:
Dividends from net investment income	(0.04)	(0.15)	(0.11)	(0.09)	(0.08)	(0.15)
Distributions from net realized gain on investments	–	–	(1.67)	(1.77)	(0.97)	(0.11)
Total distributions	(0.04)	(0.15)	(1.79)	(1.86)	(1.05)	(0.26)
Net asset value, end of period	$13.03	$12.14	$10.74	$13.29	$13.99	$12.42
Total return(2)	7.67%	14.52%	(4.86)%	8.49%	21.48%	29.76%
Supplemental data and ratios:
Net assets, end of period (000's)	$2,616	$2,598	$3,172	$22,885	$19,408	$14,872
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(3)	1.58%	1.68%	1.63%	1.65%	1.75%	2.03%
After waivers and reimbursements of expenses(3)	1.18%(4)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(3)	0.50%	0.88%	0.60%	0.39%	0.10%	0.48%
After waivers and reimbursements of expenses(3)	0.90%	1.31%	0.98%	0.79%	0.60%	1.26%
Portfolio turnover rate(2)	23.95%	71.33%	92.94%	119.76%	96.09%	121.35%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective September 30, 2017, the expense limitation cap was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	11

Financial Highlights
Class I

	six months ended
	November 30, 2017	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of period	$12.08	$10.69	$13.26	$13.97	$12.42	$9.82
Income from investment operations:
Net investment income(1)	0.07	0.16	0.13	0.13	0.10	0.15
Net realized and unrealized gain (loss) on investments	0.87	1.40	(0.88)	1.05	2.53	2.73
Total from investment operations	0.94	1.56	(0.75)	1.18	2.63	2.88
Less distributions:
Dividends from net investment income	(0.05)	(0.17)	(0.15)	(0.12)	(0.11)	(0.17)
Distributions from net realized gain on investments	–	–	(1.67)	(1.77)	(0.97)	(0.11)
Total distributions	(0.05)	(0.17)	(1.82)	(1.89)	(1.08)	(0.28)
Net asset value, end of period	$12.97	$12.08	$10.69	$13.26	$13.97	$12.42
Total return(2)	7.79%	14.73%	(4.71)%	8.67%	21.58%	29.91%
Supplemental data and ratios:
Net assets, end of period (000's)	$33,638	$30,550	$25,761	$11,037	$8,199	$5,473
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(3)	1.35%	1.46%	1.48%	1.42%	1.53%	1.80%
After waivers and reimbursements of expenses(3)	1.00%(4)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(3)	0.72%	1.05%	0.81%	0.65%	0.33%	0.73%
After waivers and reimbursements of expenses(3)	1.07%	1.41%	1.19%	0.97%	0.76%	1.43%
Portfolio turnover rate(2)	23.95%	71.33%	92.94%	119.76%	96.09%	121.35%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective September 30, 2017, the expense limitation cap was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements

12	Jensen Quality Value Fund	Semi-Annual Report

Notes to Financial Statements
November 30, 2017 (Unaudited)

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies”.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market. “Composite Market“ means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by a pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at the fair value, as described below. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.

Redeemable securities issued by open-end, registered investment companies, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. Money market mutual funds are valued at cost.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical securities.

Semi-Annual Report	Jensen Quality Value Fund	13

●	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$34,545,905	$—	$—	$34,545,905

Short-Term
Investments	1,670,653	—	—	1,670,653
Total Investments	$36,216,558	$—	$—	$36,216,558

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the six months ended November 30, 2017 with significant unobservable inputs which would be classified as Level 3. During the six months ended November 30, 2017, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the six months ended November 30, 2017.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended November 30, 2017 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the six months, the Fund did not incur any interest or penalties. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016 were as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$466,491	$1,754,460
Long-Term Capital Gain	$—	$2,432,114
Short-Term Capital Gain	$—	$—

14	Jensen Quality Value Fund	Semi-Annual Report

The components of accumulated earnings (losses) on a tax basis as of May 31, 2017 were as follows:

Cost basis of investments for federal income
tax purposes	$31,904,849
Gross tax unrealized appreciation	3,663,680
Gross tax unrealized depreciation	(2,418,880)
Net tax unrealized appreciation	$1,244,800
Undistributed ordinary income	442,869
Undistributed long-term capital gain	448,549
Total distributable earnings	$891,418
Other accumulated losses	—
Total accumulated gains	$2,136,218

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

During the year ended May 31, 2017, the Fund utilized short-term and long-term capital loss carryovers of $981,819 and $794,863, respectively.

On June 22, 2017, the Fund declared and paid a distribution from ordinary income of $3,220 and $42,076 for Class J and Class I shares, respectively, to shareholders of record as of June 21, 2017.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2017, the following reclassifications were made for permanent tax adjustments:

Accumulated Net Investment Loss	$(12,852)
Accumulated Net Realized Gain	$12,858
Paid-In Capital	$(6)

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 30, 2018, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.80% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the six months ended November 30, 2017, expenses of $5,073 and $54,143 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

November 30, 2018	$53,679
May 31, 2019	$111,519
May 31, 2020	$115,647
November 30, 2020	$59,216

5. Distribution and Shareholder Servicing Plan
The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter, a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”), on behalf of the Fund, which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing. During the six months ended November 30, 2017, the Fund accrued expenses of $3,195 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $3,140 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of November 30, 2017, the Distributor was owed fees of $188 for 12b-1 fees relating to Class J shares and $1,149 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s

Semi-Annual Report	Jensen Quality Value Fund	15

custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the six months ended November 30, 2017, the Fund incurred $20,820 in administration fees. At November 30, 2017, the Administrator was owed fees of $3,643.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. For the six months ended November 30, 2017, the Fund incurred $13,529, $12,190 and $4,020 in fund accounting, transfer agency, and custody fees, respectively. At November 30, 2017, fees of $4,594, $3,870, and $3,002 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended November 30, 2017, the Fund was allocated $6,039 of the Trust’s Chief Compliance Officer fee. At November 30, 2017, fees of $2,039 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions
Transactions in shares of the Fund were as follows:

Class J	six months ended November 30, 2017	year ended May 31, 2017
Shares sold	4,318	49,960
Shares issued in reinvestment of
dividends	657	3,899
Shares redeemed	(18,214)	(135,264)
Net decrease	(13,239)	(81,405)

Class I	six months ended November 30, 2017	year ended May 31, 2017
Shares sold	103,656	146,578
Shares issued in reinvestment of
dividends	10,007	37,056
Shares redeemed	(48,350)	(64,929)
Net increase	65,313	118,705

8. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended November 30, 2017, were 8,661,632 and 7,711,174, respectively. For the six months ended November 30, 2017, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At November 30, 2017, TD Ameritrade, Inc., for the benefit of its customers, held 39.33% of the outstanding shares of the Class J share class. At November 30, 2017, Pershing, LLC, for the benefit of its customers, held 91.84% of the outstanding shares of the Class I share class.

10. Line of Credit
At November 30, 2017, the Fund had a line of credit in the amount of the lesser of $3,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 10, 2018. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (4.25% as of November 30, 2017). The credit facility is with the Fund’s custodian, US Bank. During the six months ended November 30, 2017, the Fund did not utilize the line of credit.

11. Results of Shareholder Meeting
A Special Meeting of Shareholders of the Fund was held November 13, 2017 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on August 31, 2017. At the Special Meeting, shareholders were asked to approve the following:

To approve an Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund.

The tabulation of the shareholder votes rendered the following results:

Votes For	%	Votes Against	%	Abstained	%
2,594,328	99.94%	1,546	0.06%	0	0.00%

16	Jensen Quality Value Fund	Semi-Annual Report

Expense Example – November 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 - November 30, 2017).

Actual Expenses
The first lines of the tables below for each share class of the Fund provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second lines of the tables below for each share class of the Fund provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semi-Annual Report	Jensen Quality Value Fund	17

Expense Example Tables (Unaudited)

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2017 –
Jensen Quality Value Fund – Class J	June 1, 2017	November 30, 2017	November 30, 2017
Actual	$1,000.00	$1,076.70	6.14
Hypothetical (5% return before expenses)	1,000.00	$1,019.15	5.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2017 –
Jensen Quality Value Fund – Class I	June 1, 2017	November 30, 2017	November 30, 2017
Actual	$1,000.00	$1,077.90	5.21
Hypothetical (5% return before expenses)	1,000.00	$1,020.05	5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status
The Fund designated 93.60% of dividends declared during the fiscal year ended May 31, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 93.57% of dividends declared from net investment income during the fiscal year ended May 31, 2017 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 2.62% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2017.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

18	Jensen Quality Value Fund	Semi-Annual Report

6. Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Semi-Annual Report	Jensen Quality Value Fund	19

Basis For Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17-18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Jensen Quality Value Fund (the “Fund”), a series of the Trust, and Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

Discussion of Factors Considered
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Fund
The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Robert F. Zagunis, Eric H. Schoenstein, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees noted Robert D. McIver and Robert F. Zagunis would no longer serve as portfolio managers of the Fund effective September 30, 2017 and February 28, 2018, respectively. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. Investment Performance of the Fund and the Adviser
The Trustees discussed the performance of the Fund’s Class I shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 2500 Total Return Index, and in comparison to a peer group of U.S. open-end mid-cap value funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account that is similar to the Fund in terms of investment strategy.

The Trustees noted for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017, the Fund’s performance was below the Morningstar Peer Group median. The Trustees also noted that for the since inception period ended March 31, 2017, the Fund outperformed its benchmark index, the Russell 2500 Total Return Index, and for the year-to-date, one-year, three-year and five-year periods ended March 31, 2017, the Fund underperformed the benchmark index. The Trustees further noted that for the quarter ended March 31, 2017,

20	Jensen Quality Value Fund	Semi-Annual Report

the Fund’s performance was generally in alignment with the Adviser’s separately-managed account that is similar to the Fund in terms of investment strategy and the Adviser attributed the differences to the Fund’s operating expenses.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. Costs of Services Provided and Profits Realized by the Adviser
The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Adviser. The Trustees noted that the Adviser requested a 0.10% decrease in the Fund’s contractual management fee from 0.75% to 0.65% and a 0.20% decrease in the Fund’s annual expense cap limitation from 1.00% to 0.80%, each to be effective September 30, 2017.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 14, 2017 meeting and the August 17-18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.65%, effective September 30, 2017, was below the Morningstar Peer Group average of 0.75%. The Trustees noted that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.90% of the Fund’s average net assets for Class I shares, which includes a 0.10% shareholder servicing plan fee, was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.99%. The Trustees then compared the fees paid by the Fund to the total fees charged to the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy and another registered mutual fund managed by the Adviser.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Fund and further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4. Extent of Economies of Scale as the Fund Grows
The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. Benefits Derived from the Relationship with the Fund
The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS
The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of the Fund and its shareholders.

Semi-Annual Report	Jensen Quality Value Fund	21

Basis for Trustees’ Approval of New Investment Advisory Agreement

In connection with a proposed change in control of Jensen Investment Management, Inc. (the “Adviser”), the Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17-18, 2017 to consider the approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of the Fund, a series of the Trust, and the Adviser. The materials provided contained information with respect to the factors enumerated below, including a copy of the New Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the New Investment Advisory Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.

The Trustees also received information periodically throughout the year that was relevant to the New Investment Advisory Agreement approval, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Investment Advisory Agreement.

1. Nature, Extent and Quality of Services Provided to the Fund
The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the Adviser’s investment committee subsequent to the retirement of Mr. Zagunis, specifically Eric H. Schoenstein, Allen T. Bond, Adam D. Calamar, Kurt M. Havnaer and Kevin J. Walkush, who each serve as the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees noted that Mr. McIver would not serve as a member of the Adviser’s investment committee or a portfolio manager of the Fund effective September 30, 2017. The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. Investment Performance of the Adviser and the Fund
The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to, its benchmark index (the Russell 2500® Total Return Index) and to a peer group of U.S. open-end mid-cap value funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account that is similar to the Fund in terms of investment strategy.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

3. Costs of Service and Profits Realized by the Adviser
The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group and, with respect to the Fund, the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Adviser.

22	Jensen Quality Value Fund	Semi-Annual Report

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations, but had not yet fully recouped those subsidies from the Fund. The Trustees also examined the level of profits to be realized by the Adviser from the fees payable under the New Investment Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 17-18, 2017 meeting at which the New Investment Advisory Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.65%, effective September 30, 2017, was below the Morningstar Peer Group average of 0.75%. The Trustees noted that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.90% of the Fund’s average net assets for Class I shares, which includes a 0.10% shareholder servicing plan fee, was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.99%. The Trustees then compared the fees paid by the Fund to the total fees charged to the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees then noted the New Investment Advisory Agreement contained the identical fee structure as the Existing Investment Advisory Agreement. The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of the Fund for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser that the Adviser was not realizing profits in connection with its management of the Fund and further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4. Extent of Economies of Scale as the Fund Grows
The Trustees compared the Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fees and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. Benefits Derived from the Relationship with the Fund
The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS
No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable, and approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Semi-Annual Report	Jensen Quality Value Fund	23

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;

●	information you give us orally; and

●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

24	Jensen Quality Value Fund	Semi-Annual Report

Independent Trustees (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	31

Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Semi-Annual Report	Jensen Quality Value Fund	25

Interested Trustee and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	31	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with three portfolios).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Effective July 1, 2017	N/A

Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Legal and Compliance Counsel (2011-2013), Heartland Advisors, Inc.

N/A
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present);	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

26	Jensen Quality Value Fund	Semi-Annual Report

Jensen Quality Value Fund

	Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
6th Floor 777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

JN-SemiQV	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	2/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	2/5/2018

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	2/5/2018

* Print the name and title of each signing officer under his or her signature.